Janus Global Value Fund

                        Supplement dated October 3, 2001
                        to Prospectus dated May 31, 2001

THIS INFORMATION SUPPLEMENTS THE PROSPECTUS DATED MAY 31, 2001. THIS SUPPLEMENT AND THE PROSPECTUS TOGETHER CONSTITUTE A CURRENT PROSPECTUS. TO REQUEST ANOTHER COPY OF THE PROSPECTUS, PLEASE CALL 1-800-525-3713.

On October 3, 2001, Thomas H. Bailey, Chairman, President and Chief Executive Officer of Janus Capital Corporation ("Janus Capital"), the Fund's investment adviser, exercised certain rights under a stock purchase agreement with Stilwell Financial Inc. ("Stilwell") to sell his remaining stake in Janus Capital to Stilwell (the "Transaction"). Stilwell, a publicly traded holding company with principal operations in the financial asset management business, currently owns in excess of 90% of the outstanding shares of Janus Capital. Mr. Bailey and other Janus Capital employees own the remaining shares. Mr. Bailey intends to retain his positions as a director and Chief Executive Officer of Janus Capital.

Under the terms of the stock purchase agreement, Mr. Bailey has certain contractual management rights with respect to Janus Capital. These rights will terminate subsequent to the close of the Transaction. Following the termination of Mr. Bailey's contractual management rights, the Fund's investment advisory agreement with Janus Capital, as well as the Fund's distribution agreement with Janus Distributors, Inc. ("JDI"), a wholly-owned subsidiary of Janus Capital, may be deemed to have been assigned and therefore would terminate. Accordingly, the Board of Trustees will be asked to approve new investment advisory agreements with Janus Capital (the "New Advisory Agreements") and new distribution agreements with JDI, which are the same in all material respects as the current agreements. Each new agreement is to become effective upon the termination of Mr. Bailey's contractual management rights. The Board of Trustees will seek shareholder approval of the New Advisory Agreements through a proxy solicitation that is presently scheduled to conclude in January 2002.